UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2009
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On July 9, 2009, Lions Gate Entertainment Corp. (the “Company”) entered into a letter agreement (the “Agreement”) with Mark H. Rachesky. M.D., that provides that, among other things, the Company will name Dr. Rachesky to its slate of nominees for election to the Company’s Board of Directors at the Company’s 2009 Annual General Meeting of Shareholders (the “Annual Meeting”).
The Agreement also provides, subject to certain terms and conditions, that (i) Dr. Rachesky and his affiliated entities (collectively, the “MHR Group”) that own, beneficially or of record, the Company’s common shares as of the record date for the Annual Meeting, will vote for the Company’s director nominees at the Annual Meeting, (ii) the Company will enter into a registration rights agreement with the MHR Group and (iii) in the event the Company enters into an agreement with any other person, or invites or receives a proposal, in either case which relates to the matters addressed by the Agreement and that has terms or conditions that are more favorable to such person or more restrictive to the Company than the terms or conditions set forth in the Agreement or the registration rights agreement, then the Company will offer the MHR Group the opportunity to enter into an agreement on the same terms and conditions or, as the case may be, make a competing proposal which shall be considered by the Company in good faith before deciding whether to execute any other agreement.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.65 and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information in Item 1.01 above is incorporated herein by reference.
The Company believes that Dr. Rachesky will qualify as “independent” under New York Stock Exchange rules, applicable Securities and Exchange Commission rules and regulations, and the Company’s corporate governance guidelines.
If elected, Dr. Rachesky will replace Mark Amin, a current director, who will not stand for re-election at the Annual Meeting after a nine-year tenure as a director. Mr. Amin will continue to serve as a member of the Board of Directors until the date of the Annual Meeting.
On July 9, 2009, the Company issued a press release announcing the matters disclosed in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.65	Letter Agreement between Mark H. Rachesky and Lions Gate Entertainment Corp., dated July 9, 2009

99.1	Press Release of Lions Gate Entertainment Corp., dated July 9, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2009	LIONS GATE ENTERTAINMENT CORP.
/s/ James Keegan
James Keegan
Chief Financial Officer